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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of Earliest Event Reported) APRIL 27, 1999

                                   EG&G, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

         MASSACHUSETTS               1-5075                 04-2052042
        ---------------      ------------------------     -------------
        (State or other      (Commission File Number)     (IRS Employer
        jurisdiction of                                 Identification No.)
         incorporation)

     45 WILLIAM STREET, WELLESLEY, MASSACHUSETTS                      02481
   --------------------------------------------------------------------------
       (Address of principal executive offices)                     (Zip Code)

                                 (781) 237-5100
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)





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Item 5. Other Events

On April 27, 1999, the Company's Board of Directors elected President and CEO Gregory L. Summe to the position of Chairman, succeeding John M. Kucharski, who has retired. (See press release attached hereto as Exhibit 99.)

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   EG&G, Inc.


                                   By /s/ Murray Gross
                                   -------------------------
                                   Murray Gross
                                   Senior Vice President,
                                   General Counsel and Clerk

Date: MAY 6, 1999

Item 7. Exhibit Index

     Exhibit 99 -- Press Release dated April 27, 1999